COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JULY 14, 2011

To the Stockholders of Communication Intelligence Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Communication Intelligence Corporation, a Delaware corporation (the “Company”), will be held at the Company’s headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, on July 14, 2011, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy Statement:

1.	To elect five directors;

2.	To consider and vote upon a proposal to approve the 2011 Stock Compensation Plan;

4.	To ratify the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and

5.	To transact such other business as may properly come before the Annual Meeting.

You are urged to carefully read the attached Proxy Statement and the additional information concerning the matters to be considered at the meeting. The Board of Directors has fixed the close of business on May 17, 2011 as the record date. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. A list of the stockholders will be available for inspection at the Company’s headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, at least ten days before the Annual Meeting and at the Annual Meeting.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS STILL IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, TELEPHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME.

Redwood Shores, California June 14, 2011	By Order of the Board of Directors
/s/ Philip S. Sassower

Philip S. Sassower Chairman and Chief Executive Officer

COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement and the accompanying proxy card are being furnished to stockholders of Communication Intelligence Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors for use in voting at the Company’s Annual Meeting of Stockholders to be held at the Company’s headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, on July 14, 2011, at 1:00 p.m. Pacific Time, and any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following:

1.	To elect five directors;

2.	To consider and vote upon a proposal to approve the Company’s 2011 Stock Compensation Plan;

3.	To ratify the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and

4.	Such other matters as may properly be brought before the meeting.

This Proxy Statement and the accompanying proxy card, together with a copy of the Company’s Annual Report to Stockholders, are first being mailed or delivered to stockholders of the Company on or about June 14, 2011.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO VOTE YOUR SHARES BY PROXY VIA INTERNET, TELEPHONE OR MAIL, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.

VOTING SECURITIES

The Board of Directors has fixed May 17, 2011 as the record date for purposes of determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Accordingly, only holders of record of shares of the Company’s Common Stock (“Common Stock”), Series A-1 Cumulative Convertible Preferred Stock (“Series A-1 Preferred Stock”), Series B Participating Convertible Preferred Stock (“Series B Preferred Stock’) and Series C Participating Cumulative Convertible Preferred Stock (“Series C Preferred Stock”) at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were approximately 847 beneficial owners of 191,228,541 outstanding shares of our Common Stock, five beneficial owners of 829,355 outstanding shares of our Series A-1 Preferred Stock, 33 beneficial owners of 8,587,187 outstanding shares of our Series B Preferred Stock, and 40 beneficial owners of 3,163,172 outstanding shares of our Series C Preferred Stock. Each holder of Common Stock is entitled to one vote for each share of our Common Stock held by such holder. Shares of Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock have no separate vote by class except as required by applicable law, and instead vote with the holders of Common Stock on an as-converted basis. Each share of Series A-1 Preferred Stock presently converts into 7.1429 shares of Common Stock, each share of Series B Preferred Stock presently converts into 23.0947 shares of Common Stock and each share of Series C Preferred Stock presently converts into 44.4444 shares of Common Stock. Accordingly, the 829,355 outstanding shares of Series A-1 Preferred Stock are presently convertible into 5,924,000 shares of Common Stock, the 8,587,187 outstanding shares of Series B Preferred Stock are presently convertible into 198,318,508 shares of Common Stock and the 3,163,172 outstanding shares of Series C Preferred Stock are presently convertible into 140,585,422 shares of Common Stock. The holders of Series A-1 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock are entitled to 5,924,000, 198,318,508, and 140,585,422 votes, respectively, for their shares of Preferred Stock on all matters to be voted on by the holders of the Common Stock. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder “FOR,” “AGAINST” or “ABSTAIN” on the proxy card, which is duly returned and properly executed, the shares will be voted accordingly. If no choice is specified on the returned and properly executed proxy card, the shares will be voted FOR each nominated director and FOR approval of all proposals described in the Notice of Annual Meeting and in this Proxy Statement. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock (including outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock being voted on an as-converted basis) entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.

Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:

•	By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card to submit your proxy.

•	By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card to submit your proxy.

•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone, do not return your proxy card.

If your shares are held in “street name” (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.

Attendance at the meeting will not automatically revoke a previously submitted, properly executed proxy. A stockholder executing a proxy card pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:

•	delivering to the Secretary of the Company a signed notice of revocation; delivering a later-dated, properly executed proxy card;

•	submitting a later dated proxy by Internet or telephone; or

•	attending the meeting, revoking the previously granted proxy and voting in person.

In order to be effective, all revocations or a later filed proxy card must be delivered to the Company at the address listed above not later than July 13, 2011, 5:00 p.m., local time. All valid unrevoked proxies will be voted at the Annual Meeting and any adjournments or postponements thereof. Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals set forth in this Proxy Statement.

Proxy cards marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstention is indicated. Broker “non-votes” (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.

If a quorum is present at the Annual Meeting:

(a)           (i) the three nominees for Preferred Stock Director, two of which have been designated by Phoenix Venture Fund LLC (“Phoenix”) and the other of which has been designated by a majority of the outstanding shares of Series B Preferred Stock, will be elected by the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis, and (ii) the two nominees for Common Stock Director receiving the greatest number of votes (a plurality) from the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis, will be elected. Abstentions and broker non-votes will not affect whether director nominees have received the requisite number of affirmative votes.

(b)           the proposal to approve the 2011 Stock Compensation Plan will be adopted if it receives more affirmative votes than negative votes from the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis. Abstentions and broker non-votes will not affect the passage of this proposal.

(c)           the proposal to ratify PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 will be approved if it receives more affirmative votes than negative votes from the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis. Abstentions and broker non-votes will not affect the passage of this proposal.

A proxy card gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company’s proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid non-revoked proxies will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ALL PROPOSALS. If any other matter properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein. If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date.

The Company will pay the cost of its proxy solicitation. Upon request, the Company will reimburse brokers, banks, and other nominees for their reasonable expenses in sending proxy materials to their principals and obtaining their proxies. Some of the Company’s employees may also solicit stockholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. Your cooperation in promptly submitting your proxy via Internet, telephone or mail will help to avoid additional expense.

If you are a stockholder of record and you plan to attend the Annual Meeting, please indicate this when you vote your shares via Internet, telephone or mail. If you are a beneficial owner of shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock or Series C Preferred Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from the bank, broker, or other nominee are examples of proof of ownership. If you want to vote in person your shares of the Company’s stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record.

PROPOSAL 1
ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of such number of directors, with a minimum of three, as the Board of Directors may determine from time to time. The authorized number of directors is five. The current Board of Directors consists of five persons, with no unfilled vacancies.

So long as 20% of the shares of Series B Preferred Stock originally issued in August 2010 remain outstanding, the Company’s Board will consist of (i) three Preferred Stock Directors, two of which are designated by Phoenix Venture Fund LLC (“Phoenix”) and the other of which is designated by a majority of the outstanding shares of Series B Preferred Stock, who will be elected by the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis, and (ii) two Common Stock Directors, who will be elected by the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis.   Phoenix has designated Philip S. Sassower and Andrea Goren as Preferred Stock Director nominees, and holders of a majority of the shares of Series B Preferred Stock have designated Francis J. Elenio as the other Preferred Stock Director nominee.  Kurt Amundson and David Welch were selected as the Common Stock Director nominees by the independent directors of the Board, and their selection as Common Stock Director nominees was subsequently ratified by the full Board. Each director elected at this Annual Meeting will serve for one year or until his successor is duly elected and qualified or his earlier resignation, removal or disqualification.

Unless otherwise instructed, the proxy holders named in the proxy card will vote (i) the shares of Series B Preferred Stock and Series C Preferred Stock represented by proxies received by them for the election of the three Preferred Stock Director nominees to the Board of Directors, and (ii) the shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock represented by proxies received by them for the election of the two Common Stock Director nominees to the Board of Directors. In the event that any Preferred Stock Director or Common Stock Director nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the shares will be voted for the election of any nominee designated in accordance with the above parameters. The Company is not aware of any nominee who will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS CONSIDERED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE DIRECTOR NOMINEES.

Director Nominees

The following table sets forth certain information concerning the Preferred Stock Directors (each of whom is also a Preferred Stock Director nominee) and Common Stock Directors of the Company (each of whom is also a Common Stock Director nominee):

Preferred Stock Directors	Age	Year First Elected or Appointed
Philip S. Sassower	71	2010
Andrea Goren	43	2010
Francis J. Elenio (1),(2)	44	2010
Common Stock Directors	Age	Year First Elected or Appointed
David E. Welch(1),(2)	62	2004
Kurt Amundson (1),(2)	57	2009
                       _______________________

(1)	Member of the Audit Committee (Chairman David E. Welch)

(2)	Member of the Compensation Committee (Chairman Francis J. Elenio)

 The business experience of each of the directors for at least the past five years includes the following:

Philip S. Sassower has served as the Company’s Chairman and Chief Executive Officer since August 2010.  Mr. Sassower is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Mr. Sassower has also been Chief Executive Officer of Phoenix Enterprises LLC, a private equity firm, and has served in that capacity since 1996. In addition, Mr. Sassower has served as Chief Executive Officer of Xplore Technologies Corp. (OTCQB: XLRT) since February 2006 and has been a director of Xplore Technologies Corp. and served as Chairman of its board of directors since December 2004. On May 13, 2008, Mr. Sassower was named Chairman of the Board of The Fairchild Corporation (NYSE: FA), a motorcycle accessories and aerospace parts and services company. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. Mr. Sassower also served as Chairman of the Board of the Company from 1998 to 2002 and as Co-Chief Executive Officer of the Company from 1997 to 1998. Mr. Sassower is co-manager of the managing member of Phoenix Venture Fund LLC. Mr. Sassower’s qualifications to serve on the Board of Directors include more than 40 years of business and investment experience. Mr. Sassower has developed extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing changes.

Kurt Amundson has served as a director since September 2009.  He is presently CFO of GoPro, a manufacturer of sports cameras and accessories, a position he has held since December 2009. Mr. Amundson has over 25 years of experience in financial and operating management, including 20 years at the CFO level of responsibility and higher, predominately with high tech firms in the Silicon Valley area. Mr. Amundson began his career with PricewaterhouseCoopers San Jose, California in 1980 after graduating from California Polytechnic State University. He attained his CPA certification in 1983. His experience as a VP-Finance/CFO of private companies includes: Proxim, Inc., Mountain View, CA, Abaxis, Inc., Sunnyvale, CA, Metra Biosystems, Inc., Mountain View, CA, Shaman Pharmaceuticals, Inc., South San Francisco, CA, Adesso Healthcare Technology Services, Inc., San Jose, CA, and Cerco Medical, San Francisco, CA. Mr. Amundson's COO/President experience includes positions with Medisys, Plc, Menlo Park, CA and Tuaki Medical, Inc., San Francisco, CA. As Chief Financial Officer, Mr. Amundson's experience includes successfully leading multiple public financings and IPOs, a secondary financing, Eurobond Financing, and multiple private and venture capital backed equity financings.

He has worked with multiple investment banks in the execution of successful public financings including Cowen & Co., Robertson Stephens & Co., Hambrecht & Quist, Furman Selz, Volpe Welty and Co., Nomura Securities (London), UBS Warburg (prior to merger with Paine Webber), CIBC World Markets/Oppenheimer & Co., and U.S. Bancorp Piper Jaffray.  Mr. Amundson’s qualifications to serve on the Board of Directors include his significant financial management, operational and leadership experience with several public companies.

Francis J. Elenio has served as a director since August 2010. Mr. Elenio is Financial Advisor to Premier Wealth Management, Inc., a wealth management company focused on medium and high net worth individuals, and has served in that position since September 2007. In addition, Mr. Elenio is Chief Financial Officer of Wilshire Enterprises, Inc., a real estate investment and management company, and has served in that position since September 2006. Previously, Mr. Elenio was Chief Financial Officer of WebCollage, Inc., an internet content integrator for manufacturers, from March 2006 through August 2006. From November 2005 through March 2006, Mr. Elenio was interim Chief Financial Officer of TWS Holdings, Inc., a business process outsourcing company. From April 2004 until November 2005, Mr. Elenio was Chief Financial Officer and Director for Roomlinx, Inc., a provider of wireless high speed internet access to hotels and conference centers. Mr. Elenio has been a director of Xplore Technologies Corp. (OTCQB: XLRT) since November 2007. Mr. Elenio’s qualifications to serve on the Board of Directors include his significant financial management, operational and leadership experience including over 20 years of public and private accounting. Mr. Elenio has extensive CFO level experience at public and private companies.

Andrea Goren has served as a director since August 2010.  Mr. Goren was appointed the Company’s Acting Chief Financial Officer in December 2010.  Mr. Goren is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003 and has been associated with Phoenix Enterprises LLC since January 2003. Prior to that, Mr. Goren served as Vice President of Shamrock International, Ltd., a private equity firm, from June 1999 to December 2002. Mr. Goren has been a director of Xplore Technologies Corp. (OTCQB: XLRT) since December 2004 and served as a director of The Fairchild Corporation (NYSE: FA) from May 2008 to January 2010. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. Mr. Goren is co-manager of the managing member of Phoenix Venture Fund LLC. Mr. Goren’s qualifications to serve on the Board of Directors include his experience and knowledge acquired in more than 11 years of private equity investing. Mr. Goren has played a significant role in SG Phoenix LLC’s private equity investments and has developed extensive experience working with management teams and boards of directors, including at numerous public companies affiliated with SG Phoenix LLC.

David E. Welch was elected a director in March 2004 and serves as the financial expert on the Audit Committee. Mr. Welch’s experience in leadership positions in technology companies qualifies him for service as a member of the Board of Directors. From July 2002 to present, Mr. Welch has been the principal of David E. Welch Consulting, a financial consulting firm. Mr. Welch has also been Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a provider of satellite based asset tracking and reporting equipment, from April 2004 to present. Mr. Welch was Vice President and Chief Financial Officer of Active Link Communications, a manufacturer of telecommunications equipment, from 1999 to 2002. Mr. Welch has held positions as Director of Management Information Systems and Chief Information Officer with Micromedex, Inc. and Language Management International from 1995 through 1998. Mr. Welch’s other directorships have been with AspenBio Pharma, Inc., from 2004 to present, PepperBall Technologies, Inc., January 2007 to January 2009, and Advanced Nutraceuticals, Inc., from 2003 to 2006. Mr. Welch is a Certified Public Accountant licensed in the state of Colorado.

Executive Officers

The following table sets forth the name and age of each executive officer of the Company, or named executive officers, and all positions and offices of the Company presently held by each of them.

Name	Age	Positions Currently Held
Philip S. Sassower	71	Chairman of the Board, Chief Executive Officer
Andrea Goren	43	Director and Acting Chief Financial Officer
William Keiper	60	President and Chief Operating Officer

       The business experience of each of the executive officers for at least the past five years includes the following:

       Philip S. Sassower—see above under the heading “Proposal 1—Director Nominees.”

       Andrea Goren—see above under the heading “Proposal 1—Director Nominees.”

William Keiper was appointed the Company’s Acting President and Chief Operating Officer in December 2010. Mr. Keiper is Managing Partner of First Global Partners LLC where he specializes in working with investors and Boards of Directors in resolving issues related to business continuity, performance and sustainable value creation. Mr. Keiper has over 30 years of business experience, more than 18 of which have been in the management of software, technology and IT product distribution and services organizations. He currently is a director Smith Micro Software Inc. (NASDAQ: SMSI). He was President and Chief Executive Officer of Hypercom Corporation (NYSE: HYC) from 2005 to 2007 and served as a member of its Board of Directors from 2000 to 2007, and also served as Lead Director and Chairman during his Board tenure. He was Chairman and Chief Executive Officer of Arrange Technology LLC, a software development services outsourcing company, from 2002 to 2005. From 1997 to 2002, he served as a principal in mergers and acquisitions firms serving middle market software and IT services companies. He was Chief Executive Officer of Artisoft, Inc., a public networking and communications software company, from 1993 to 1997, and its Chairman from 1995 to 1997. He held several executive positions, including President and Chief Operating Officer, of MicroAge, Inc., an indirect sales-based IT products distribution and services company, from 1986 to 1991, where he was a key executive in helping to profitably drive more than a billion dollar revenue increase over the course of his tenure with the company.

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Company’s affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company’s affairs through oral and written reports by management, Board and committee meetings and other means. The Company’s directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations and have other communications with management and others regarding the Company’s affairs. During 2010, the Board of Directors held three telephonic meetings and acted by unanimous written consent on five occasions. Except for the meetings of the Audit Committee, which were held separately, and in cases where the committees acted by unanimous consent, all committee meetings are held concurrently with the meetings of the Board of Directors. For the year ended December 31, 2010, each incumbent director participated in all of the formal meetings of the Board and each committee on which he served.

Directors of the Company serve until their successors are duly elected and qualified or until their earlier resignation, removal or disqualification. There are no family relationships between the Company’s directors and executive officers.

Director Independence

The Board has determined that each of our directors, except Mr. Sassower and Mr. Goren, are independent within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), as currently in effect. Furthermore, the Board has determined that each of the members of each of the committees of the Board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect.

Board Committees

The Company’s Board of Directors has two committees as set forth below. The members of each committee are appointed by the Board of Directors.

Audit Committee.  The Audit Committee assists the Board of Directors in the exercise of its fiduciary responsibility of providing oversight regarding the Company’s financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and other aspects of the financial management of the Company, oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. The members of the Audit Committee are Messrs. Amundson, Elenio and Welch. Mr. Welch serves as the Audit Committee’s financial expert. Each member of the Audit Committee is independent as defined under applicable rules and regulations. The Audit Committee conducted three meetings in the year ended December 31, 2010 and all members attended the meetings. Additionally, the Chair of the Audit Committee met telephonically with the Company’s independent accountants on three other occasions.  The Board has adopted an Audit Committee charter, a copy of which can be found at our website, www.cic.com.

Compensation Committee.  The Compensation Committee generally reviews compensation matters with respect to executive and senior management arrangements and administers the Company’s stock option plans. The members of the Compensation Committee are Messrs. Amundson, Elenio and Welch. During 2010, the Compensation Committee held no formal meetings, but acted by unanimous written consent on five occasions. The Board has adopted a Compensation Committee Charter, a copy of which can be found at our website, www.cic.com.

Nominating Committee.  The Company does not have a standing Nominating Committee.  In light of the fact that a majority of the members of the Company’s Board of Directors are elected by holders of the outstanding shares of the Company’s Series B Preferred Stock and Series C Preferred Stock (referred to herein as the Preferred Stock Directors), the Board believes that it is unnecessary for the Company to have a separate standing Nominating Committee for selecting the two Common Stock Director nominees.  Instead, the Board believes having the full Board perform this function is a pragmatic and realistic approach under the circumstances.  The independent members of the Board of Directors select and recommend to the full Board of Directors for approval nominees for the Common Stock Director positions. The Board then determines whether to approve of such nominations and present them to the Company’s stockholders for election to the Board of Directors. When selecting Common Stock Director nominees, the independent directors review the appropriate skills and characteristics required of directors in the context of prevailing business conditions. In general, the Company’s Board believes that all of its directors should possess the highest personal and professional ethics, integrity, and values, and that they should committed to representing the long-term interests of the stockholders. Directors should also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education, and technology, and in areas that are relevant to the Company’s business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time.  While not maintaining a specific policy on Board diversity requirements, the Board believes that diversity is an important factor in determining the composition of the Board and, therefore, seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board.

The Board does not currently engage any third party director search firms for purposes of identifying candidates for Board service, but may do so in the future if it deems appropriate and in the best interests of the Company.  The Board annually evaluates the Board’s composition.  This evaluation enables the Board to update the skills and experience they seek in the Board as a whole and in individual directors, as the Company’s needs evolve and change over time.

Nominations of Common Stock Director candidates by stockholders of the Company may be submitted if such nominations are made pursuant to timely notice in writing to the Secretary.  For more information on this process, please see the information provided under the heading “Stockholder Proposals and Stockholder Nominations of Directors” below. The current Common Stock Director nominees were selected by the independent members of the Board of Directors, which Common Stock Director nominees were then ratified by the entire Board of Directors.  The independent directors will evaluate any Common Stock Director candidate submitted by a stockholder in the same manner in which they would evaluate a candidate selected by the independent directors, employing the criteria for Board service identified above in connection with their evaluations of all such candidates.

The Board does not currently have a charter or formal policy with respect to the consideration of Common Stock Director candidates recommended by stockholders.  The Board has not adopted a formal policy with respect to the consideration of Common Stock Director candidates, as it has concluded that the independent directors will evenhandedly evaluate Common Stock Director candidates put forward by stockholders, notwithstanding the absence of a formal policy.

Leadership Structure of Board of Directors

The Company’s Chief Executive Officer Mr. Sassower also serves as its Chairman of the Board. The Board believes the interests of all stockholders have been well served through a leadership model with the same person holding the positions of Chief Executive Officer and Chairman of the Board. The Company’s current Chief Executive Officer possesses an in-depth knowledge of the Company, its operations, and the array of business challenges faced by the Company, all of which have been gained through years of experience in the industry. The Board believes that these experiences and other insights put the Chief Executive Officer in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its stockholders.

The Board has not previously designated a lead independent director because it concluded that it was unnecessary in light of the independence of all other members of the Board. As indicated above, all directors other than Mr. Sassower and Mr. Goren are independent, and all directors serving on the Compensation and Audit Committees are independent. Each independent director may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee. Accordingly, the oversight of critical matters, such as the integrity of the Company’s financial statements, employee compensation, including compensation of the executive officers, the selection of directors and the evaluation of the Board and key committees, is entrusted to independent directors.

Role of Board of Directors in Risk Oversight

The entire Board and each of its standing committees are involved in overseeing risk associated with the Company and its business. The Board monitors the Company’s governance by review with management and outside advisors, as considered necessary. The Board has delegated certain risk management responsibilities to the Board committees. The Board and the Audit Committee monitor the Company’s liquidity risk, regulatory risk, operational risk and enterprise risk by reviews with management and independent accountants and other advisors, as considered necessary. In its periodic meetings with the independent accountants, the Audit Committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. The Board monitors the Company’s succession risk by regular review with management and consultation with outside advisors as considered necessary. As part of its responsibilities as set forth in its charter, the Compensation Committee reviews the impact of the Company’s executive compensation program and the associated incentives to determine whether they present a significant risk to the Company.

Because all directors other than Mr. Sassower and Mr. Goren are independent and all directors serving on the Compensation and Audit Committees are independent, the Board believes that its independent directors have been actively involved in overseeing risk associated with the Company and its business. The Board believes that its independent directors will continue to be actively involved in overseeing risk associated with the Company and its business.

Communications to the Board

The Board of Directors welcomes and encourages stockholders to share their thoughts regarding the Company. Toward that end, the Board of Directors has adopted a policy whereby all communications should first be directed to Investor Relations. Investor Relations will then, for other than routine communications, distribute a copy of the communication to the Chairman of the Board and the Chairman of the Audit Committee. Based on the input and decision of these persons, along with the entire Board, if it is deemed necessary, the Company will respond to the communications. Stockholders should not communicate with individual directors unless requested to do so.

See STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS, page 22, for information regarding the process for stockholders to nominate individuals for election to the Board of Directors.

DIRECTOR COMPENSATION

For their service as directors of the Company, all non-employee directors receive a fee of $1,000 for each meeting of the Board of Directors attended, in person, and all directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors are eligible to receive options to acquire shares of Common Stock upon joining the Board and to be granted additional options as determined by the Compensation Committee. The exercise price of all options granted to directors is equal to the market closing price on the date of grant, the options vest according the Company’s stock compensation plans and have a seven-year term.

During 2010, due to the telephonic nature of the meetings of the Board, no director fees were paid and no stock options were issued.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 14, 2011 with respect to the beneficial ownership of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company, (ii) each director and director nominee of the Company, (iii) each of the current executive officers of the Company named in the Summary Compensation Table under the heading “Executive Compensation”, (iv) all directors and executive officers of the Company as a group. Except as indicated in the footnotes to this table (i) each person has sole voting and investment power with respect to all shares attributable to such person and (ii) each person’s address is c/o Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065-1413.

	Common Stock		Series A-1 Preferred Stock		Series B Preferred Stock		Series C Preferred Stock
Name of Beneficial Owner	Number of Shares (1)	Percent Of Class (1)	Number of Shares (2)	Percent Of Class (2)	Number of Shares (3)	Percent Of Class (3)	Number of Shares (4)	Percent Of Class (4)
Andrea Goren (5)	311,983,724	71.2%	−	−	5,043,094	58.7%	1,240,962	39.2%
Philip S. Sassower (6)	313,028,320	71.3%	−	−	5,019,652	58.5%	1,264,589	40.0%
Kurt Amundson (7)	158,700	*	−	−	−	−	−	−
Francis J. Elenio (8)	83,700	*	−	−	−	−	−	−
David E. Welch (9)	258,700	*	−	−	−	−	−	−
William Keiper (10)	8,696,356	4.4%		−	−	−	98,168	3.1%

All directors and executive officers as a group (6 persons) (11)	323,245,439	71.77%	−	−	5,041,094	58.7%	1,374,130	43.4%

5% Shareholders
Phoenix Venture Fund LLC (12)	309,917,208	71.1%	−	−	5,019,652	58.5%	1,229,589	39.0%
Michael W. Engmann (13)	66,352,867	26.4%	590,404	71.2%	1,407,958	16.4%	204,932	6.5%
    ___________
*           Less than 1%.

1.
Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise or conversion of all options, warrants and other securities convertible into Common Stock, including shares of Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of June 14, 2011. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of June 14, 2011, or securities convertible into Common Stock within 60 days of June 14, 2011 are deemed outstanding and held by the holder of such shares of Common Stock, options, warrants, or other convertible securities, including shares of Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, for purposes of computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. The percentage of beneficial ownership of Common Stock beneficially owned is based on 191,228,541 shares of Common Stock, 829,355 shares of Series A-1 Preferred Stock, 8,587,187 shares of Series B Preferred Stock and 3,163,172 shares of Series C Preferred Stock outstanding as of June 14, 2011. The shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock stated in these columns assume conversion of shares of Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

2.
Each outstanding share of Series A-1 Preferred Stock is presently convertible into 7.1429 shares of Common Stock. The shares of Series A-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-1 Preferred Stock stated in these columns reflect ownership of shares of Series A-1 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series A-1 Preferred Stock beneficially owned is based on 829,355 shares of Series A-1 Preferred Stock outstanding as of June 14, 2011.

3.
Each outstanding share of Series B Preferred Stock is presently convertible into 23.0947 shares of Common Stock. The shares of Series B Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series B Preferred Stock stated in these columns reflect ownership of shares of Series B Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock at this ratio. The percentage of beneficial ownership of Series B Preferred Stock beneficially owned is based on 8,587,187 shares of Series B Preferred Stock outstanding as of June 14, 2011.

4.
Each outstanding share of Series C Preferred Stock is presently convertible into 44.4444 shares of Common Stock. The shares of Series C Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series C Preferred Stock stated in these columns reflect ownership of shares of Series C Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock at this ratio. The percentage of beneficial ownership of Series C Preferred Stock beneficially owned is based on 3,163,172 shares of Series C Preferred Stock outstanding as of June 14, 2011.

5.
Includes (a) shares of Common Stock beneficially owned by Phoenix (see footnote 12 below for information concerning shares of Common Stock beneficially owned by Phoenix), (b) 19,000 shares of Common Stock beneficially owned by Mr. Goren, (c) 541,386 shares of Common Stock issuable upon the conversion of 23,442 shares of Series B Preferred Stock beneficially owned by Andax LLC, (d) 505,467 shares of Common Stock issuable upon the conversion of 11,373 shares of Series C Preferred Stock beneficially owned by Andax LLC (e) 1,000,663 shares of Common Stock issuable upon the exercise of warrants beneficially owned by Andax LLC, and (f) 83,700 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of June 14, 2011. Mr. Goren is the managing member of Andax LLC, and, as such, has the power to vote and dispose of the shares of Common Stock held by Andax LLC. Accordingly, Mr. Goren may be deemed to be the beneficial owner of the shares owned by Andax LLC.  Mr. Goren disclaims beneficial ownership of the shares owned by Andax LLC, except to the extent of his pecuniary interests therein. Along with Mr. Sassower, Mr. Goren is the co-manager of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, accordingly, Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix, except to the extent of their respective pecuniary interests therein. Mr. Goren’s address is 110 East 59th Street, Suite 1901, New York, NY 10022.

6.
Includes (a) shares of Common Stock beneficially owned by Phoenix (see footnote 12 below for information concerning shares of Common Stock beneficially owned by Phoenix), and (b) 1,555,556 shares of Common Stock issuable upon the conversion of 35,000 shares of Series C Preferred Stock beneficially owned by Phoenix Enterprises Family Fund LLC, (c) 1,555,556 shares of Common Stock issuable upon the exercise of warrants beneficially owned by Phoenix Enterprises Family Fund LLC, and (d) 83,700 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of June 14, 2011. Mr. Sassower is the managing member of Phoenix Enterprises Family Fund LLC, and, as such, has the power to vote and dispose of the shares of Common Stock held by Phoenix Enterprises Family Fund LLC. Accordingly, Mr. Sassower may be deemed to be the beneficial owner of the shares owned by Phoenix Enterprises Family Fund LLC.  Mr. Sassower disclaims beneficial ownership of the shares owned by Phoenix Enterprises Family Fund LLC, except to the extent of his pecuniary interests therein. Along with Mr. Goren, Mr. Sassower is the co-manager of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, accordingly, Mr. Sassower may be deemed to be the beneficial owner of the shares owned by Phoenix. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix, except to the extent of their respective pecuniary interests therein. Mr. Sassower’s address is 110 East 59th Street, Suite 1901, New York, NY 10022.

7.	Represents 158,700 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of June 14, 2011.

8.	Represents 83,700 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of June 14, 2011.

9.	Represents 258,700 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of June 14, 2011.

10.
Represents (a) 4,363,022 shares of Common Stock issuable upon the conversion of 98,168 shares of Series C Preferred Stock beneficially owned by FirstGlobal Partners LLC (“FirstGlobal”), and (b) an aggregate of 4,333,333 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of June 14, 2011 beneficially owned by FirstGlobal.  Mr. Keiper is the manager of FirstGlobal, which has the power to vote and dispose of the shares of Common Stock held by FirstGlobal and, accordingly, Mr. Keiper may be deemed to be the beneficial owner of the shares owned by FirstGlobal.

11.
Includes shares of Common Stock beneficially owned by Phoenix. Please see footnote 12 below for information concerning shares of Common Stock beneficially owned by Phoenix. Mr. Sassower and Mr. Goren are the co-managers of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, accordingly, Mr. Sassower and Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix. SG Phoenix Ventures LLC, Mr. Sassower and Mr. Goren each disclaim beneficial ownership of the shares owned by Phoenix, except to the extent of their respective pecuniary interests therein. The amount stated above includes an aggregate of 716,665 shares of Common Stock issuable upon the exercise of options within 60 days of June 14, 2011.

12.
Represents (a) 62,283,625 shares of Common Stock beneficially owned by Phoenix, (b) 2,792,429 shares of Common Stock beneficially owned by SG Phoenix LLC, Phoenix’s management company, (c) 74,262,985 shares of Common Stock issuable upon the exercise of warrants beneficially owned by Phoenix, (d) 115,927,298 shares of Common Stock issuable upon the conversion of 5,019,652 shares of Series B Preferred Stock beneficially owned by Phoenix, and (e) 54,648,400 shares of Common Stock issuable upon the conversion of 1,229,589 shares of Series C Preferred Stock beneficially owned by Phoenix. SG Phoenix Ventures LLC is the Managing Member of Phoenix, with the power to vote and dispose of the shares of Common Stock held by Phoenix. Accordingly, SG Phoenix Ventures LLC may be deemed to be the beneficial owner of such shares. Andrea Goren is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. Philip Sassower is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix, and Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by SG Phoenix LLC, except to the extent of their respective pecuniary interests therein. The address of these stockholders is 110 East 59th Street, Suite 1901, New York, NY 10022.

13.
Represents (a) 5,956,197 shares of Common Stock beneficially owned by Mr. Engmann, of which 743,128 are held by MDNH Partners, L.P. and 1,171,617 are held by KENDU Partners Company, (b) an aggregate of 14,555,059 shares of Common Stock issuable upon exercise of warrants beneficially owned by Mr. Engmann, of which 6,193,520 are held by MDNH Partners, L.P. and 150,435 are held by KENDU Partners Company, (c) 4,217,171 shares of Common Stock issuable upon the conversion of shares of Series A-1 Preferred Stock beneficially owned by Mr. Engmann, of which 1,280,100 are issuable to MDNH Partners, L.P. and 2,901,579 are issuable to KENDU Partners Company, (d) 32,516,351 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock beneficially owned by Mr. Engmann, of which 7,543,811 are issuable to MDNH Partners, L.P. and 2,707,529 are issuable to KENDU Partners Company; and (e) 9,108,089 shares of Common Stock issuable upon the conversion of shares of Series C Preferred Stock beneficially owned by Mr. Engmann, of which 4,554,044 are issuable to MDNH Partners, L.P. Mr. Engmann’s address is 220 Bush Street, No. 660, San Francisco, CA 94104. (See note 5 to the Consolidated Financial Statements).

PROPOSAL 2

APPROVAL OF 2011 STOCK COMPENSATION PLAN

General

Subject to the approval of the Company's stockholders, in January 2011 the Board of Directors of the Company adopted the 2011 Stock Compensation Plan (the "2011 Plan").  The 2011 Plan is intended to help the Company to attract, retain and motivate key employees (including officers) and consultants of the Company, as well as provide more flexibility in how the Company structures equity compensation awards going forward.

The 2011 Plan provides for the ability to grant options ("Options") to purchase Common Stock that are intended to qualify as Incentive Stock Options (each an “Incentive Option,” and, collectively, the “Incentive Options”) under Section 422 of the Code, as well as Non-Qualified Stock Options (each a “Non-Qualified Option,” and, collectively, the “Non-Qualified Options”).  The 2011 Plan also provides for the ability to grant shares of Common Stock, which awards may be made subject to repurchase or forfeiture restrictions (each a “Restricted Stock Grant,” and, collectively, the “Restricted Stock Grants”).

Background of Shareholder Approval Requirement

Stockholder approval of the 2011 Plan is required for options granted under the 2011 Plan to qualify as Incentive Options under Section 422 of the Code.  For this purpose, stockholders must approve a plan that designates the aggregate number of shares which may be issued under the plan and the class of participants eligible to receive options under the plan.  Stockholder approval must be obtained within 12 months after adoption of the plan by the Board of Directors.

Section 162(m) of the Code disallows a tax deduction for compensation in excess of $1,000,000 that is paid to certain employees of a corporation whose common stock is subject to the registration requirement of Section 12 of the Exchange Act.  However, this limitation does not apply to "qualified performance-based compensation."  Pursuant to Treasury Regulation Section 1.162-27 promulgated under Section 162(m) of the Code, in order for grants under the 2011 Plan to satisfy the requirements to be "qualified performance-based compensation," it is necessary to obtain stockholder approval of the class of participants eligible to receive grants under the 2011 Plan, the business criteria to be used in making such grants, the 2011 Plan must state the maximum number of shares with respect to which grants can be made to any one employee under the 2011 Plan during a specified period and the exercise price of any Options.  Another requirement for "qualified performance-based compensation" is that grants under the plan be made by a compensation committee consisting solely of two or more "outside directors," within the meaning of Treasury Regulation Section 1.162-27(e)(3).

The following description of the 2011 Plan summarizes the principal features of the 2011 Plan and sets forth those matters as to which stockholder approval is required as described above.  This summary is qualified in its entirety by reference to the specific provisions of the 2011 Plan, the full text of which is set forth in Appendix A to this Proxy Statement.  A vote in favor of Proposal 2 shall be treated as the stockholder's approval of the 2011 Plan, and, specifically, the description below of the class of participants eligible to receive grants, the maximum number of shares as to which grants can be made to any one employee and the aggregate number of shares that can be issued in each case under the 2011 Plan.

Any such options that are granted will not satisfy the "qualified performance-based compensation" exception to Section 162(m) absent stockholder approval of the business criteria on which are based the performance goals that are the basis for such grants.

Description of the 2011 Plan

The following is a summary of the principal features of the 2011 Plan.  This summary is qualified in its entirety by reference to the specific provisions of the 2011 Plan, the full text of which is set forth in Appendix A to this Proxy Statement.

Administration of the Stock Option Plan. The 2011 Plan will be administered by the Board of Directors or by a committee appointed by the Board of Directors.  Any such committee will consist of two or more directors each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3).  For purposes of this summary of the 2011 Plan, the term “Administrator” will refer to either the Board or the committee. The Administrator is authorized to interpret the 2011 Plan, adopt and amend rules and regulations relating to the 2011 Plan, and determine the recipients, form, and terms of Options granted under the 2011 Plan.  All Options must be evidenced by a written agreement.

Shares Available.  Under the 2011 Plan, the maximum number of shares of Common Stock that may be subject to Options may not exceed an aggregate of 50,000,000 shares.  The maximum number of shares will be adjusted in certain events, such as a stock split, reorganization or recapitalization.

    Eligibility.  Options may be granted to persons who are, at the time of grant, employees, officers, directors, consultants or other service providers of the Company or of any parent or subsidiary of the Company (each an “Affiliate,” and, collectively, the “Affiliates”)as defined in Sections 424(e) and (f) of the Code. As of June 14, 2011, the Company had 22 employees, including three named executive officers, and three non-employee directors.  The number of the Company’s consultants and other service providers varies, but, as of such date, the Company had no consultants or service providers who had received, or were due to receive, Options.  Incentive Options may be granted only to employees of the Company or any Affiliate, no person may be granted an Option to purchase more than 15,000,000 shares of Common Stock in any one year, and the aggregate fair market value (determined at the time the Option is granted) of Common Stock with respect to which an Incentive Option becomes exercisable by the Option holder during any calendar year  may not exceed $100,000.  This limit does not apply to Non-Qualified Options.  To the extent an Option that otherwise would be an Incentive Option exceeds this $100,000 threshold, it will be treated as a Non-Qualified Option.

Exercise Price of Option.  The Company will receive no monetary consideration for the grant of Options under the 2011 Plan.  The exercise price of any Incentive Option or Non-Qualified Option cannot be less than 100% of the fair market value of the shares on the date the Option is granted.  If an optionee is a beneficial holder of 10% or more of the Company's outstanding Common Stock (a "10% Holder"), the exercise price of any Incentive Option granted to such optionee cannot be less than 110% of the fair market value of the shares on the date the Option is granted. The exercise price of Options will be adjusted in certain events, such as a stock split, reorganization or recapitalization.  On June 14, 2011, the closing price for the Company’s Common Stock on the OTCQB was $0.045 per share.

Payment upon Exercise of Option.  Payment for shares purchased by exercising an Option is to be made by cash or cash equivalent, by the optionee’s tender of shares of Common Stock which have been held by the optionee for six months having an aggregate fair market value equal to the aggregate exercise price of the shares of Common Stock for which the option is being exercised, or by any other means which the Administrator determines is consistent with the purposes of the 2011 Plan.

Term of Option.  The term of an Option cannot exceed ten years, and in the case of an optionee who is a 10% holder, the term of an Incentive Option granted to such an optionee cannot exceed five years.

Exercise of Option Following Termination of Employment with, or Service to, the Company.  The Administrator will determine and specify in each written award agreement, and, solely in its discretion, the period of post-termination exercise applicable to each Option.  In the absence of such a determination by the Administrator, the optionee generally will be able to exercise his or her Option for (i) at least 30 days following his or her termination for reasons other than death or disability, and (ii) at least six months following his or her termination due to death or disability, but in no event later than the remaining term of the Option.

Non-Transferability of Options.  Options are not transferable by the optionee except by will or by the laws of descent and distribution.  The disposition of shares acquired pursuant to the exercise of an Option will be subject to any applicable restrictions on transferability imposed by SEC regulations.

Effective Date.  The 2011 Plan became effective when adopted by the Board of Directors, but no Incentive Option granted under the 2011 Plan shall become exercisable unless and until the 2011 Plan shall have been approved by the Company's stockholders.  If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the 2011 Plan, no options previously granted under the 2011 Plan shall be deemed to be Incentive Options and no Incentive Options shall be granted thereafter.

Duration of 2011 Plan.  The 2011 Plan will terminate automatically and no Options may be granted after ten years have elapsed from the date the 2011 Plan was approved by the Company's Board of Directors.  The 2011 Plan may be terminated at any prior time by the Board of Directors.  Termination of the 2011 Plan will not affect Options that were granted prior to the termination date.

Amendments or Modifications.  The 2011 Plan may be amended or modified from time to time by the Board of Directors.  However, if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

Grant of Restricted Stock.  Subject to the provisions of the 2011 Plan, Restricted Stock Grants may be made at such times, and subject to such terms and conditions, as determined by the Administrator in its sole discretion. Each Restricted Stock Grant will be evidenced by a written agreement between the Company and the participant specifying the number of shares of Common Stock subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2011 Plan. Restricted Stock Grants may be subject to vesting conditions as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service to the Company. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid.

Certain Federal Income Tax Consequences

The following outlines certain federal income tax consequences of the 2011 Plan under present law to the Company and participants in such plan.

Incentive Options.  An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an Incentive Option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax..

Non-Qualified Options.  Options not designated or qualifying as Incentive Options will be Non-Qualified Options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a Non-Qualified Option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a Non-Qualified Option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a Non-Qualified Option or the sale of the stock acquired pursuant to such grant.

Restricted Stock Grants.  A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares of Common Stock acquired pursuant to a Restricted Stock Grant, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A.  Section 409A of the Code provides certain new requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2011 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional

20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an award under the 2011 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a Non-Qualified Option). Special rules limit the deductibility of any compensation paid to the Company’s Chief Executive Officer and other “covered employees” as determined under Section 162(m) and applicable guidance.

Number of Awards Granted to Employees, Consultants, and Directors

The number of awards that an employee, director or consultant may receive under the 2011 Plan is in the discretion of the Administrator and therefore cannot be determined in advance.

 OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2011 PLAN.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF PMB HELIN DONOVAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

The Audit Committee of the Board of Directors has approved the appointment of  PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The selection of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm is being submitted to a vote of the stockholders. If the appointment of PMB Helin Donovan, LLP is not ratified by stockholder vote, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of PMB Helin Donovan, LLP.

On May 26, 2011, the Audit Committee dismissed GHP Horwath, P.C. as the Company’s independent registered public accounting firm, and engaged PMB Helin Donovan, LLP as our new independent registered public accounting firm for the fiscal year ending December 31, 2011. The change in the Company’s independent registered public accounting firm from GHP Horwath, P.C. to PMB Helin Donovan, LLP was reported in a Current Report on Form 8-K filed with the SEC on June 1, 2011.

The reports of GHP Horwath, P.C. on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2010 and December 31, 2009 and through May 26, 2011 (the “Relevant Period”), there were no disagreements with GHP Horwath, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GHP Horwath, P.C., would have caused GHP Horwath, P.C. to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K (“Reportable Events”).

The Audit Committee appoints the independent registered public accounting firm annually. Before appointing PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, the Audit Committee carefully considered that firm’s qualifications.

During the Relevant Period, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with PMB Helin Donovan, LLP regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.

A representative of PMB Helin Donovan, LLP will be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee has approved all services previously provided by GHP Horwath, P.C. and has reviewed and discussed with GHP Horwath, P.C. the fees paid to such firm, as described below.  On May 26, 2011, the Audit Committee engaged PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011.

Audit and other Fees.  GHP Horwath, P.C. served as the Company’s auditors from September 2006 until May 2011. During fiscal years 20010 and 2009, the fees for audit and other services performed by GHP Horwath for the Company were as follows:

	Amount and percentage of fees
	2010		2009
Nature of Services
Audit Fees	$125,000	(87%)	$125,000	(89%)
Audit-Related Fees	$9,000	(6%)	$7,000	(5%)
Tax Fees	$9,000	(6%)	$9,000	(6%)
All Other Fees	$—		$—
Total	$143,000		$141,000

Audit Fees

Audit fees related to the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2010 and 2009, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such years.

Audit-Related Fees

Audit-related fees pertaining to 2010 and 2009 primarily included fees for revenue recognition and analysis relating to stock option grants under the Company’s 2009 Stock Compensation Plan.

Tax Fees

Tax fees in both 2010 and 2009 included services related to the Company’s estimated tax payments and preparation of the Company’s tax returns.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for assuring the independence of the Company’s independent registered public accounting firm, including considering whether provision of non-audit related services is compatible with maintaining the independence of the Company’s independent registered public accounting firm. Any non-audit services provided by the auditor must be pre-approved by the Audit Committee.

Required Vote

Proposal 3 will be approved if there are more votes “FOR” the proposal than votes “AGAINST” the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PMB HELIN DONOVAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

AUDIT COMMITTEE REPORT

General.  Under the Company’s Audit Committee Charter, a copy of which can be found on our website, the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company’s financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and other aspects of the financial management of the Company. The Audit

Committee is appointed by the Board of Directors and is to be comprised of at least three directors, each of whom is independent, as such term is defined under the listing standards of the Nasdaq Stock Market. All committee members must be financially literate at the time of their appointment, or within a reasonable period of time after appointment to the Committee. All of the members of the Company’s Audit Committee are independent and Mr. Welch is the Committee’s financial expert as such term is defined in applicable regulations and rules.

Responsibilities and Duties.  The Company’s management is responsible for preparing the Company’s financial statements and the Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company’s management and the Company’s independent registered public accounting firm. The Company’s management and independent registered public accounting firm  have more time, knowledge and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the work of the Company’s independent registered public accounting firm.

Specific Audit Committee Actions Related to Review of the Company’s Audited Financial Statements.  In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the twelve months ended December 31, 2010 with management, (ii) discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the communications of the Company’s independent registered public accounting firm with the Audit Committee concerning independence, and has discussed the independence of the Company’s independent registered public accounting firm with the Company’s independent registered public accounting firm, (iv) considered whether the provision of service represented under the headings on “Tax Fees” and “All Other Fees” as set forth above is compatible with maintaining the independence of the Company’s independent registered public accounting firm, and (v) based on such reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the twelve months ended December 31, 2010.

The Audit Committee of the Board of Directors

Kurt Amundson Frank J. Elenio David E. Welch, Chairman

EXECUTIVE COMPENSATION

The following table sets forth compensation awarded to, earned by or paid to the Company’s Principal Executive Officer, regardless of the amount of compensation, and each executive officer of the Company for the years ended December 31, 2010 and 2009 whose total annual salary, bonus and option awards for 2010 exceeded $100,000.

Summary Compensation Table (in dollars)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Philip S. Sassower	2010	—(1)	—	—	—	—	—	—	—
Chairman and CEO
Guido DiGregorio	2010	262,156(2)	—	31,038	—	—	—	10,388	303,582
Former President & CEO	2009	285,000(2)	—	—	51,297	—	—	10,388	346,685
Frank Dane	2010	169,157	—	3,485	—	—	—	—	172,642
Former CLO & CFO	2009	145,500	—	—	14,484	—	—	—	159,984

1.	Mr. Sassower was appointed Chairman of the Board and Chief Executive Officer on August 5, 2010, and receives no compensation.

2.
Mr. DiGregorio’s 2010 salary includes $35,000 paid in August 2010 that he had voluntarily deferred from his 2009 salary. Mr. DiGregorio’s 2009 salary includes $85,000 paid in June 2009 that he had voluntarily deferred from his 2008 salary. In connection with the Recapitalization and Series B Financing, in June 2010, Mr. DiGregorio gave up 25% of his 2010 annual salary, or $71,250, in exchange for shares of restricted stock which shares vested over a 12-month period. Mr. DiGregorio gave up 18% of his 2009 salary, or $50,000, as part of the overall Company salary reduction per the May 2009 financing. Mr. DiGregorio resigned on December 7, 2010.

3.
The amounts provided in this column represent the aggregate grant date fair value of restricted stock awards granted to our officers, as calculated in accordance with FASB ASC Topic 718, Stock Compensation.

4.
The amounts provided in this column represent the aggregate grant date fair value of option awards granted to our officers, as calculated in accordance with FASB ASC Topic 718, Stock Compensation. Mr. DiGregorio has 2,902,713 options that are vested and exercisable within sixty days of December 31, 2010.  Mr. Dane has 684,764 options that are vested and exercisable within sixty days of December 31, 2010. In accordance with applicable regulations, the value of such options does not reflect an estimate for features related to service-based vesting used by the Company for financial statement purposes. See footnote 6 in the Notes to Consolidated Financial Statements included with this report on Form 10-K.

There are no employment agreements with any named executives, either written or oral. All employment is at will.

Outstanding Equity Awards at Fiscal 2010 Year End

The following table summarizes the outstanding equity award holdings held by our named executive officers.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (3)	Option Expiration Date (4)
Philip S. Sassower, Chairman and CEO	−	−	−
Guido DiGregorio, Former President & CEO	1,275,000(1) 425,000(2) 559,090(3) 184,701(4) 69,646(4) 63,721(4) 56,567(4) 53,202(4) 34,613(4) 24,926(4) 21,619(4) 23,347(4) 29,737(4) 37,107(4) 44,437(4)	− − − − − − − − − − − − − − −	$ 0.75 $ 0.39 $ 0.15 $ 0.08 $ 0.07 $ 0.08 $ 0.08 $ 0.09 $ 0.13 $ 0.18 $ 0.19 $ 0.18 $ 0.15 $ 0.12 $ 0.10	06/07/2012 06/07/2012 06/07/2013 07/15/2012 07/31/2012 08/14/2012 08/31/2012 09/15/2012 09/30/2012 10/15/2012 10/30/2012 11/13/2012 11/30/2012 12/15/2012 12/31/2012
Frank Dane, Former CLO & CFO	35,985(5) 107,958(6) 100,000(7) 279,545(8) 52,151(9) 19,665(9) 17,922(9) 15,972(9) 15,022(9) 9,733(9) 7,038 (9) 6,104(9) 6,593(9) 8,396(9) 10,478(9) 12,547(9)	− − − − − − − − − − − − −  − −	$ 0.39 $ 0.75 $ 0.55 $ 0.15 $ 0.08 $ 0.07 $ 0.08 $ 0.08 $ 0.09 $ 0.13 $ 0.18 $ 0.19 $ 0.18 $ 0.15 $ 0.12 $ 0.10	06/07/2012 06/07/2012 06/07/2012 06/07/2012 07/15/2012 07/31/2012 08/14/2012 08/31/2012 09/15/2012 09/30/2012 10/15/2012 10/30/2012 11/13/2012 11/30/2012 12/15/2012 12/31/2012

(1) Mr. DiGregorio's 1,275,000 options were granted on December 19, 2005, vested pro rata quarterly over three years, and expire on June 7, 2012.

(2) Mr. DiGregorio's 425,000 options were granted on December 19, 2005, vested pro rata quarterly over three years, and expire on June 7, 2012.

(3)Mr. DiGregorio's 559,090 options were granted on July 25, 2008, vest pro rata quarterly over three years, and expire on June 7, 2012.

(4) Mr. DiGregorio was granted an aggregate of 643,623 options granted in 2009. Each of those options was 100% vested on its respective date of grant and expires three years from the date of grant.

(5) Mr. Dane's 35,985 options were granted on December 19, 2005, vested pro rata quarterly over three years, and expire on June 7, 2012.

(6) Mr. Dane's 107,958 options were granted on December 19, 2005, vested pro rata quarterly over three years, and expire on June 7, 2012.

(7)Mr. Dane's 100,000 options were granted on November 11, 2007, vested pro rata quarterly over three years, and expire on June 7, 2012.

(8) Mr. Dane's 300,000 options were granted on July 25, 2008, vest pro rata quarterly over three years, and expire on June 7, 2012.

(9) Mr. Dane was granted an aggregate of 263,549 options granted in 2009. Each of those options was 100% vested on its respective date of grant and expires three years from the date of grant.

(10) All options granted will expire upon the earlier of (i) 18 months from December 7, 2010, or June 7, 2012 or (ii) the seven-year anniversary of the grant date, except for those fully vested stock options granted in lieu of salary, which options will expire on the three-year anniversary of the grant date.

Option Exercises and Stock Vested

There were no stock options exercised in 2010. There were 163,636, and 161,820 options to purchase stock granted to Mr. DiGregorio, and Mr. Dane, respectively, that vested during 2010.  In addition Mr. DiGregorio and Mr. Dane were granted shares of restricted stock in lieu of salary as part of a salary reduction plan. As of December 7, 2010, the date Mr. DiGregorio and Mr. Dane resigned as employees, Mr. DiGregorio and Mr. Dane had vested in 517,295 and 58,082 shares, respectively, of restricted stock. The Company does not grant other equity-based incentives.

Equity Compensation Plan Information

The following table provides information as of December 31, 2010 regarding our compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (c)
Equity Compensation Plans Approved by Security Holders
1999 Stock Option Plan	2,153,368(1)	$0.61	—
Equity Compensation Plans Not Approved by Security Holders	7,874,158(2)	$0.26	3,182,300
Total	10,027,526	$0.33	—
[Missing Graphic Reference]
(1)
A total of 4,000,000 shares were reserved for issuance under the Company’s 1999 Stock option Plan, of which options to purchase 2,153,368 shares are outstanding, 181,145 shares have been issued upon exercise of options granted there under. The Plan expired in April 2009 and therefore, no further grants will be made under the Plan.

(2)	Granted under the 2009 Stock Compensation Plan and Individual Plans entered into by the Company with certain employees, officers and directors between 1999 and 2010.

TRANSACTIONS WITH RELATED PERSONS

Phoenix is the beneficial owner of approximately 71.1% of the Common Stock of the Company when calculated in accordance with Rule 13d-3, and Michael W. Engmann, together with two affiliated entities, is the beneficial owner of approximately 26.4% of the Common Stock of the Company when calculated in accordance with Rule 13d-3.

On April 26, 2010, the Company entered into a letter agreement (the “Phoenix Letter”) with Phoenix and SG Phoenix LLC, an affiliated entity of Phoenix, and a term sheet relating to certain bridge financing described below, the Recapitalization, and the Series B Financing. Under the Phoenix Letter, the Company agreed to pay SG Phoenix LLC an administrative fee as follows: $20,000 upon execution and delivery of the Phoenix Letter and an additional amount equal to 2% of the new capital invested or arranged by Phoenix in the offering of Series B Preferred Stock at the closing of such offering. In addition, the Company agreed to issue to SG Phoenix LLC three-year warrants to purchase shares of Common Stock at an exercise price of $0.06 per share. The number of warrant shares was determined by dividing 3% of the sum of the indebtedness converted in the recapitalization and the new capital raised in the offering by $0.06. The Company also agreed to indemnify Phoenix and SG Phoenix for breaches of the Phoenix Letter.

On May 4, 2010, the Company entered into a second amendment to the Credit Agreement dated June 5, 2008 (‘‘Amendment No. 2 to the Credit Agreement’’). Under Amendment No. 2 to the Credit Agreement, until August 31, 2010, upon submission of a written request by the Company and the approval of Phoenix in its sole discretion, the Company had the ability to receive up to an aggregate of $1.0 million in additional funding through the issuance of additional secured promissory notes to Phoenix and/or its designees. In connection with the issuance of any additional secured promissory notes to Phoenix and/or its designees, the Company was obligated to issue warrants to purchase shares of Common Stock. Under Amendment No. 2 to the Credit Agreement the Company had received an aggregate amount of $960 and issued and issued promissory notes therefore. The Company also issued warrants to purchase 16,000 shares of Common Stock at an exercise price of $0.06 per share.

In connection with Amendment No. 2 to the Credit Agreement, the Company also entered into a second amendment to the Registration Rights Agreement dated June 5, 2008 in order to provide for certain registration rights for the shares of Common Stock issuable upon exercise of the warrants issuable under Amendment No. 2 to the Credit Agreement.

On June 21, 2010, in order to effect the Recapitalization, which transaction is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on July 16, 2010, the Company entered into an Exchange Agreement and related documents with its two principal stockholders, Phoenix and Mr. Engmann, and other holders of the Company’s outstanding senior secured indebtedness. Pursuant to the Exchange Agreement, dated June 21, 2010, the Company and such parties agreed, subject to the terms thereof, that Phoenix, Mr. Engmann and other holders of senior secured indebtedness would exchange all of the Company’s outstanding senior secured indebtedness under the Credit Agreement into shares of Series B Preferred Stock at an exchange price of $1.00 per share.

On June 21, 2010, the Company also entered into the Series B Purchase Agreement with Phoenix and other investors. Pursuant to the Series B Purchase Agreement, the Company and the investors agreed, subject to the terms thereof, that the Company would issue and sell and the investors would purchase for cash in a private placement 1,440 additional shares of Series B Preferred Stock at a purchase price of $1.00 per share (the “Series B Financing”). Subject to the terms of the Series B Purchase Agreement, Phoenix agreed to purchase 600 shares of Series B Preferred Stock and Mr. Engmann and an affiliated entity agreed to purchase an aggregate of 300 shares of Series B Preferred Stock.

On August 5, 2010, the Company consummated both the Recapitalization and the Series B Financing.

On December 9, 2010, the Company entered into a Securities Purchase Agreement with Phoenix, Mr. Engmann and other investors. Pursuant to the Securities Purchase Agreement, the Company and the investors agreed, subject to the terms thereof, that the Company would issue and sell and the investors would purchase for cash in a private placement shares of Series C Preferred Stock at a purchase price of $1.00 per share. Subject to the terms of the Securities Purchase Agreement, Phoenix agreed to purchase 1,200 shares of Series C Preferred Stock and Mr. Engmann and one of his affiliated entities agreed to purchase an aggregate of 200 shares of Series C Preferred Stock. Under the terms of the Securities Purchase Agreement, Phoenix was to be issued at closing warrants to purchase 53,333 shares of Common Stock and Mr. Engmann and one of his affiliated entities was to be issued at closing warrants to purchase an aggregate of 8,889 shares of Common Stock. The exercise price of these warrants is $0.0225 per share. The Series C Preferred Stock issued in connection with the Financing was to be convertible into Common Stock at an initial conversion price of $0.0225 per share. The conversion price of the Series C Preferred Stock and the exercise price for the Warrants were negotiated between the Company and Phoenix on behalf of the Investors.

On December 31, 2010, the Company issued 2,211 shares of Series C Preferred Stock and issued warrants to purchase an aggregate of 98,244 shares of Common Stock.  Phoenix and Mr. Engmann invested the amounts and were issued the shares of Series C Preferred Stock and warrants to purchase Common Stock described above.

During the year ended December 31, 2010 the Company paid interest in kind by issuing notes of approximately $283 and $51 to Phoenix and Mr. Engmann, respectively. (See Note 3 of Notes to Consolidated Financial Statements on page F-17 for additional details.)

On March 31, 2011, the Company issued 800 shares of Series C Preferred Stock and issued warrants to purchase an aggregate of 35,556 shares of Common Stock. Phoenix received $50,000 in administrative fees.  Mr. Sassower and Mr. Goren invested $35,000 and $6,250, respectively, and were issued the 35,000 and 6,250 shares, respectively, of Series C Preferred Stock and 1,556 and 278 warrants, respectively, to purchase Common Stock described above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding ownership of, and transactions in, the Company’s securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. Based solely on a review of copies of such forms received by the Company and written representations received by the Company from certain reporting persons, the Company believes that for the year ended December 31, 2010, all Section 16(a) reports required to be filed by the Company’s executive officers, directors and 10% stockholders were filed on a timely basis.

COMPANY CODE OF ETHICS

The Company has adopted a Code of Ethics (“Code”), which is applicable to all Company employees , including the principal executive officer, the principal financial officer and controller and principal accounting officer (“Senior Executive and Financial Officers”). The Code is available on the Company’s website, www.cic.com.  The Company intends, when applicable, to post amendments to or waivers from the Code (to the extent applicable to its Senior Executive and Financial Officers) on its website and in any manner otherwise required by the applicable standards or best practices.

STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a stockholder proposal must be received at our principal executive offices no later than February 2, 2012, which is the 120th day preceding the anniversary of the date on which the Company mailed its proxy materials to stockholders for the 2011 Annual Meeting. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065. If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a stockholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.

Other Stockholder Proposals

If a stockholder wishes to present a stockholder proposal at our next annual meeting that is not intended to be included in the proxy statement, the stockholder must provide the information required by our Bylaws and give timely notice to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not later than 45 days nor more than 90 days prior to next year’s annual meeting. In the event, however, that notice of next year’s annual meeting is given by the Company less than 60 days prior to next year’s annual meeting, then notice must be received from the stockholder by the Secretary not later than the close of business on the 15th day following the date on which notice of next year’s annual meeting of the stockholders was mailed, which will be the date of next year’s proxy statement. Notices of intention to present proposals at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.

Stockholder Director Nominations

Under our Bylaws, stockholders may also nominate an individual to serve on our Board of Directors. In order to nominate a person or persons for election to the Board of Directors at our next annual meeting, a stockholder must provide the information required by our Bylaws and give timely notice of their intention to do so to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not more than 90 days nor less than 60 days prior to the anniversary of the date of the Company’s definitive proxy statement provided in connection with the Company’s annual meeting in the previous year. Notwithstanding the preceding sentence, in the event that no annual meeting was held in the previous year or the annual meeting is called for a date more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (1) the ninetieth (90th) day prior to such annual meeting and (2) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In the case of a special meeting of stockholders called for the purpose of electing directors, notice by the stockholder must be received by the Secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made. The notice given by the stockholder must include (1) the name and address of the stockholder who intends to make the nomination, and the person or persons to be nominated; (2) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed with SEC pursuant to the proxy rules; and (5) the manually signed consent of each nominee to serve as a director of the Company if so elected. The presiding officer at the annual meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. A stockholder’s written notice of such stockholder’s intention to make such nomination or nominations at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.

SOLICITATION OF PROXIES

The Company will bear the cost of the Annual Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained Broadridge Financial Solutions, the Company’s transfer agent, to assist the Company in the solicitation of proxies. The Company has agreed to pay Broadridge a fee of approximately $30,000 for its services. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Annual Meeting.

OTHER MATTERS

The Board of Directors knows of no other matter that may be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment in respect to any such matter.

Stockholders are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy card will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2010 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2010 with the Securities and Exchange Commission (the “SEC”). The SEC maintains a web site, www.sec.gov that contains reports, Proxy Statements, and certain other information filed electronically by the Company with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Communication Intelligence Corporation, Attn: Corporate Secretary, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065, or visiting the Company’s web site at www.cic.com.

INCORPORATION BY REFERENCE

The Company incorporates by reference the information provided under Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations), Item 7A (Quantitative and Qualitative Disclosures about Market Risk), and Item 8 (Consolidated Financial Statements) contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 accompanying this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Philip S. Sassower

Philip S. Sassower Chairman and Chief Executive Officer

June 14, 2011

APPENDIX A

COMMUNICATION INTELLIGENCE CORPORATION

2011 STOCK COMPENSATION PLAN

ARTICLE I

EFFECTIVE DATE AND PURPOSE

1.1 Effective Date. The Board approved the Plan effective as of January 28, 2011.

ARTICLE II

DEFINITIONS

2.1 Capitalized Terms. Capitalized terms used herein have the meanings set forth in Exhibit A.

ARTICLE III

ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Board or a committee appointed by the Board, provided that the Company’s compensation committee shall approve Awards granted to Participants covered by Code Section 162(m).

3.2 Authority and Action of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Independent Contractors and Members of the Board shall be eligible to receive Awards and to grant Awards, (b) prescribe the form, amount, timing and other terms and conditions of each Award, (c) interpret the Plan and the Award Agreements, (d) adopt such procedures as it deems necessary or appropriate to permit participation in the Plan by eligible Employees, Independent Contractors and Members of the Board, (e) adopt such rules as it deems necessary or appropriate for the administration, interpretation and application of the Plan, (f) interpret, amend or revoke any such procedures or rules, (g) correct any technical defect(s) or technical omission(s), or reconcile any technical inconsistency(ies), in the Plan and/or any Award Agreement, (h) accelerate the vesting or payment of any award, (i) extend the period during which an Option may be exercisable, and (j) make all other decisions and determinations that may be required pursuant to the Plan and/or any Award Agreement or as the Committee deems necessary or advisable to administer the Plan.

The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting. A majority of the Committee shall constitute a quorum. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any Employee of the Company or any of its Subsidiaries or Affiliates, the Company’s independent certified public accountants or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

3.3 Delegation by the Committee. The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and powers under the Plan to one or more Members of the Board of the Company and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power with respect to the selection for participation in this Plan of an officer or other person subject to Section 16 of the 1934 Act or decisions concerning the timing, pricing or amount of an Award to such an officer or person.

3.4 Decisions Binding. All determinations, decisions and interpretations of the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan or any Award Agreement shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

APPENDIX A

ARTICLE IV

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 7.10, the number of Shares available for grants of Awards under the Plan shall be 50,000,000 Shares. Shares awarded under the Plan may be either authorized but unissued Shares, authorized and issued Shares reacquired and held as treasury Shares or a combination thereof. Unless prohibited by applicable law or exchange rules, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate shall not reduce the Shares available for grants of Awards under this Section 4.1.  The maximum number of Shares covered by Awards granted to a Participant in a single calendar year may not exceed 15,000,000.

4.2 Lapsed Awards. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of (i) the expiration, cancellation, forfeiture or other termination of such Award, (ii) the withholding of such Shares in satisfaction of applicable federal, state or local taxes or (iii) of the settlement of all or a portion of such Award in cash, then such Shares shall again be available under this Plan.

ARTICLE V

STOCK OPTIONS

5.1 Grant of Options. Subject to the provisions of the Plan, Options may be granted to Participants at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion.  An Award of Options may include Incentive Stock Options, Nonqualified Stock Options, or a combination thereof; provided, however, that an Incentive Stock Option may only be granted to an Employee of the Company or a Subsidiary and no Incentive Stock Option shall be granted more than ten years after the earlier of (i) the date this Plan is adopted by the Board or (ii) the date this Plan is approved by the Company's shareholders.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to the exercise of all or a portion of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine.  The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds $100,000, such Options shall constitute Nonqualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.

5.3 Exercise Price. Subject to the other provisions of this Section, the Exercise Price with respect to Shares subject to an Option shall be determined by the Committee in its sole discretion; provided, however, that the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; and provided further, that the Exercise Price with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.4 Expiration Dates. Each Option shall terminate not later than the expiration date specified in the Award Agreement pertaining to such Option; provided, however, that the expiration date with respect to an Option shall not be later than the tenth anniversary of its Grant Date and the expiration date with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be later than the fifth anniversary of its Grant Date.

5.5 Exercisability of Options. Subject to Section 5.4, Options granted under the Plan shall be exercisable at such times, and shall be subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. The exercise of an Option is contingent upon payment by the Optionee of the amount sufficient to pay all taxes required to be withheld by any governmental agency. Such payment may be in any form approved by the Committee.  With respect to Options granted to residents of the State of

APPENDIX A

California, unless employment is terminated for cause (as defined by applicable law or the Award Agreement), the right to exercise an Option in the event of termination of employment, to the extent that the Optionee is otherwise entitled to exercise an Option on the date employment terminates, shall be

(a) at least six months from the date of termination if termination was caused by death or total disability; and

(b) at least 30 days from the date of termination if termination was caused by other than death or total disability;

(c) but in no event later than the remaining term of the Option.

5.6 Method of Exercise. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Chief Financial Officer of the Company (or his or her designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price with respect to each such Share and an amount sufficient to pay all taxes required to be withheld by any governmental agency. The Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares which have been held by the Optionee for at least six months having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price of the Shares with respect to which the Option is to be exercised, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan, including, without limitation, through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares with respect to which the Option is exercised, the Company shall deliver to the Participant Share certificates (which may be in book entry form) for such Shares with respect to which the Option is exercised.

5.7 Restrictions on Share Transferability. Options are personal to the Optionee during his or her lifetime and may not be transferred, assigned, pledged, attached or otherwise disposed of in any manner, except by will or the laws of descent and distribution.  Any attempt to transfer, assign, pledge, attach or otherwise dispose of any Option contrary to this Section 5.7 will be null and void.  The Committee may impose additional restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

ARTICLE VI

RESTRICTED STOCK

6.1 Grant of Restricted Stock. Subject to the provisions of the Plan, Restricted Stock may be granted to such Participants at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion.

6.2 Award Agreement. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of Shares granted, the price, if any, to be paid for the Shares and the Period of Restriction applicable to the Award and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.3 Transferability/Share Certificates. Shares subject to an Award of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during a Period of Restriction. During the Period of Restriction, Shares of Restricted Stock may be registered in the holder’s name or a nominee’s name at the discretion of the Company and may bear a legend as described in Section 6.4.2. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent during the applicable Period of Restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or part.

APPENDIX A

6.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares subject to an Award of Restricted Stock as it may deem advisable or appropriate.

6.4.1 General Restrictions. The Committee may set restrictions based upon applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

6.4.2 Legend on Certificates. The Committee, in its sole discretion, may legend the certificates representing Restricted Stock during the Period of Restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend: “The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Communication Intelligence Corporation 2011 Stock Compensation Plan (the “Plan”), and in an Award Agreement (as defined by the Plan). A copy of the Plan and such Award Agreement may be obtained from the Chief Financial Officer of Communication Intelligence Corporation.”

6.5 Removal of Restrictions. Shares of Restricted Stock granted under the Plan shall be released from escrow as soon as practicable after the termination of the Period of Restriction and, subject to the Company’s right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the Participant.

6.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

6.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. Unless otherwise provided in the Award Agreement, any such dividends or distributions shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

ARTICLE VII

MISCELLANEOUS

7.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s service relationship at any time, for any reason and with or without cause.

7.2 Participation. No person shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

7.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any good faith action taken or good faith failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

7.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

APPENDIX A

7.5 No Rights as Stockholder. Except to the limited extent provided in Sections 6.6 and 6.7, No Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

7.6 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Committee, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to such Award (or exercise thereof).

7.7 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, provided such Shares have been held by the Participant for at least six months.

7.8 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s or Affiliate’s capital structure or business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary or Affiliate, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s or Affiliate’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary or Affiliate, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s or Affiliate’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary or Affiliate. No Participant, beneficiary or any other person shall have any claim against any Member of the Board or the Committee, the Company or any Subsidiary or Affiliate, or any employees, officers, shareholders or agents of the Company or any Subsidiary or Affiliate, as a result of any such action.

7.9 Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

7.10 Changes in Capital Structure. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, change of control or exchange of Shares or other securities of the Company, or other corporate transaction or event (each a “Corporate Event”) affects the Shares, the Board shall, in such manner as it in good faith deems

APPENDIX A

equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the Exercise Price with respect to any Award, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

If the Company enters into or is or may become involved in any Corporate Event or a Change in Control, the Board shall, prior to such Corporate Event and effective upon such Corporate Event, take such action as it deems appropriate, including, but not limited to, replacing Awards with substitute awards in respect of the Shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Awards granted hereunder as of the date of the consummation of the Corporate Event or a Change in Control. Notwithstanding anything to the contrary in the Plan, if any Corporate Event or Change in Control occurs, the Company shall have the right, but not the obligation, to cancel each Participant’s Awards immediately prior to such Corporate Event and to pay to each affected Participant in connection with the cancellation of such Participant’s Awards, an amount equal that the Committee, in its sole discretion, in good faith determines to be the equivalent value of such Award (e.g., in the case of an Option, the amount of the spread).

Upon receipt by any affected Participant of any such substitute awards (or payment) as a result of any such Corporate Event, such Participant’s affected Awards for which such substitute awards (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant. Any actions or determinations of the Committee under this Section 7.10 need not be uniform as to all outstanding Awards, nor treat all Participants identically.

7.11 Premature Grants.  Any Award exercised by a person in California before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained by the later of: (a) within twelve (12) months before or after the Plan is adopted; or (b) prior to or within twelve (12) months of the granting of any Option or issuance of any Share under the Plan in California.  Such Shares shall not be counted in determining whether such approval is obtained.

7.12 Disclosure.  The Company shall provide annual financial statements of the Company to each security holder holding an outstanding Award.  Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information.  This Section 7.12 shall not apply provided the Plan complies with all conditions of either an applicable registration on Form S-8 or Rule 701 of the Securities Act, provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” in addition to the manner in which that term is defined in Rule 701.

ARTICLE VIII

AMENDMENT, TERMINATION AND DURATION

8.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, Section 162(m) of the Code and the rules of any stock exchange, if any, on which Shares are primarily traded; provided, however, the Board may amend the Plan and any Award Agreement, including without limitation retroactive amendments, without shareholder approval as necessary to avoid the imposition of any taxes under Section 409A of the Code. Subject to the preceding sentence, the amendment, suspension or termination of the Plan or any Award Agreement shall not, without the consent of the Participant, materially adversely alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

8.2 Duration of the Plan. The Plan shall, subject to Section 8.1, terminate ten years after adoption by the Board, unless earlier terminated by the Board and no further Awards shall be granted under the Plan. The termination of the Plan shall not affect any Awards granted prior to the termination of the Plan.  No Award may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.

ARTICLE IX

LEGAL CONSTRUCTION

9.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

APPENDIX A

9.2 Severability. In the event any provision of the Plan or of any Award Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan and/or the Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

9.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  In particular, Awards issued under the Plan are intended to qualify for an exemption under Code Section 409A, and the Plan and associated Awards will be interpreted to that effect.

9.4 Governing Law. The Plan and all Award Agreements shall be construed In accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

9.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

9.6 Incentive Stock Options. Should any Option granted under this Plan be designated an “Incentive Stock Option,” but fail, for any reason, to meet the requirements of the Code for such a designation, then such Option shall be deemed to be a Non-Qualified Stock Option and shall be valid as such according to its terms.

APPENDIX A

EXHIBIT A

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

“1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Affiliate” means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options or Restricted Stock.

“Award Agreement” means the written agreement setting forth the terms and conditions applicable to an Award or series of Awards.

“Board” means the Company’s Board of Directors, as constituted from time to time.

“Change in Control” means the occurrence of any of the following:

(a)           An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term “person” is used for purposes of Section 13(d) or l4(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the then-outstanding Shares or the combined voting power of the Company’s then-outstanding Voting Securities; PROVIDED, HOWEVER, that the following acquisitions of Shares or Voting Securities shall not constitute a Change in Control under clause (a):  acquisitions by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(b)           The individuals who, as of immediately following the completion of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; PROVIDED, HOWEVER, that, if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered a member of the Incumbent Board; and PROVIDED, FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Proxy Contest; or

(c)           The consummation of:

(i)           A merger, consolidation or reorganization (1) with or into the Company or a direct or indirect subsidiary of the Company or (2) in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger in which:

(A)           the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the surviving corporation, if there is no parent corporation of the surviving corporation or (y) if there is one or more than one parent corporation, the ultimate parent corporation; and

APPENDIX A

(B)           the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the surviving corporation, if there is no parent corporation of the surviving corporation, or (y) if there is one or more than one parent corporation, the ultimate parent corporation;

(ii)           A complete liquidation or dissolution of the Company; or

(iii)           The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity, (y) a transfer under conditions that would constitute a Non-Control Transaction, with the disposition of assets being regarded as a Merger for this purpose or (z) the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons;  PROVIDED that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation or other guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Committee” means the Board or a committee of the Board described in Article III.

“Employee” means an employee of the Company, a Related Company, a Subsidiary or an Affiliate (each an “Employer”) designated by the Committee. Notwithstanding anything to the contrary contained herein, the Committee may grant Awards to an individual who has been extended an offer of employment by the Company, a Related Company, a Subsidiary or an Affiliate; provided that any such Award shall be subject to forfeiture if such individual does not commence employment by a date established by the Committee.

“Exercise Price” means the price at which a Share subject to an Option may be purchased upon the exercise of the Option.

“Fair Market Value” on any date means (a) the closing price in the primary trading session for a Share on such date on the stock exchange, if any, on which Shares are primarily traded (or if no Shares were traded on such date, then on the most recent previous date on which any Shares were so traded), (b) if clause (a) is not applicable, the closing price of the Shares on such date on The Nasdaq Global Market at the close of the primary trading session (or if no Shares were traded on such date, then on the most recent previous date on which any Shares were so traded) or (c) if neither clause (a) nor clause (b) is applicable, the value of a Share for such date as established by the Committee, using any reasonable method of valuation.

“Grant Date” means the date that the Award is granted.

“Incentive Stock Option” means an Option that is designated as an Incentive Stock Option and is intended by the Committee to meet the requirements of Section 422 of the Code.

“Independent Contractor” means a person, employed by the Company for a specific task, study or project who is not an Employee, including an advisor or consultant who (i) is a natural person and (ii) provides bona fide services to the Company, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the Company’s parent; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

APPENDIX A

“Member of the Board” means an individual who is a member of the Board or of the board of directors of a Subsidiary or an Affiliate.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase Shares granted pursuant to Article V.

“Optionee” means a person to whom an Option has been granted under the Plan.

“Participant” means an Employee, Independent Contractor or Member of the Board with respect to whom an Award has been granted and remains outstanding.

“Period of Restriction” means the period during which Restricted Stock is subject to forfeiture and/or restrictions on transferability.

“Plan” means this Communication Intelligence Corporation 2011 Stock Compensation Plan, as set forth in this instrument and as hereafter amended from time to time.

“Related Company” means any person or entity that would be considered a single employer with the Company under Section 4l4(b) or (c) of the Code, provided that the language “at least 80 percent” as used in connection with the application of these provisions were replaced by “at least 50%.”

“Restricted Stock” means a grant pursuant to Article VI of one or more Shares subject to forfeiture upon such terms and conditions as specified in the relevant Award Agreement.

“Share” means the Company’s common stock, par value $0.01 per share, or any security issued by the Company or any successor in exchange or in substitution therefor.

“Subsidiary(ies)” means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

“Ten Percent Holder” means an Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) who, at the time an Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company.

COMMUNICATION INTELLIGENCE CORPORATION275
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M37064-Z55993	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

COMMUNICATION INTELLIGENCE CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		□	□	□
Nominees
01) Andrea Goren 02) Francis Elenio 03) Philip Sassower 04) Kurt Amundson 05) David Welch
The Board of Directors recommends you vote FOR proposals 2 and 3:						For	Against	Abstain
2. To consider and vote upon a proposal to approve the 2011 Stock Compensation Plan; and						□	□	□
3. To ratify the appointment of PMB Helin Donovan, LLP as the Company's independent registered public accounting firm for the yearending December 31, 2011.						□	□	□

   NOTE: The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy Card will be voted "FOR" (1) the election of all directors, and (2) to consider and vote upon a proposal to approve the 2011 Stock Compensation Plan, (3) to ratify the appointment of PMB Helin Donovan,
   LLP a s the Company's independent registered public accounting firm for the year ending December 31, 2011.

   Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com.

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M37065-Z55993

PROXY
COMMUNICATION INTELLIGENCE CORPORATION
275 SHORELINE DRIVE, SUITE 500
REDWOOD SHORES, CALIFORNIA 94065

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS ON JULY 14, 2011.

The undersigned does hereby appoint Andrea Goren and Craig Hutchison and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated on the reverse side, all the shares of Series B Preferred Stock and Series C Preferred Stock of Communication Intelligence Corporation (the "Company") held of record by the undersigned on May 17, 2011 (the "Record Date") in connection with the proposals presented at the Company's Annual Meeting of Stockholders to be held on July 14, 2011 at 1 p.m., local time, at the Company's headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated June 14, 2011, hereby revoking all proxies heretofore given with respect to such shares. The Board of Directors recommends a vote "FOR" each of the Proposals.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2011 Annual Meeting to be Held on July 14, 2011.

The proxy materials for the Communication Intelligence Corporation 2011 Annual Meeting of Stockholders are available at www.proxyvote.com. To view the proxy materials, please have your proxy card in hand when you access the website and follow the instructions to access the proxy materials.

Continued and to be signed on reverse side

COMMUNICATION INTELLIGENCE CORPORATION275
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

SHORELINE DRIVE 6TH FLOOR REDWOOD SHORES, CA 94065

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on this card on how to vote the shares using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M37064-Z55993	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

COMMUNICATION INTELLIGENCE CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		□	□	□
Nominees
01) Kurt Amundson 02) David Welch
The Board of Directors recommends you vote FOR proposals 2 and 3:						For	Against	Abstain
2. To consider and vote upon a proposal to approve the 2011 Stock Compensation Plan; and						□	□	□
3. To ratify the appointment of PMB Helin Donovan, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011.						□	□	□

NOTE: The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy Card will be voted "FOR" (1) the election of all directors, and (2) to consider and vote upon a proposal to approve the 2011 Stock Compensation Plan, (3) to ratify the appointment of PMB Helin Donovan, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com.

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M37065-Z55993

PROXY
COMMUNICATION INTELLIGENCE CORPORATION
275 SHORELINE DRIVE, SUITE 500
REDWOOD SHORES, CALIFORNIA 94065

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS ON JULY 14, 2011.

The undersigned does hereby appoint Andrea Goren and Craig Hutchison and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated on the reverse side, all the shares of Series B Preferred Stock and Series C Preferred Stock of Communication Intelligence Corporation (the "Company") held of record by the undersigned on May 17, 2011 (the "Record Date") in connection with the proposals presented at the Company's Annual Meeting of Stockholders to be held on July 14, 2011 at 1 p.m., local time, at the Company's headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated June 14, 2011, hereby revoking all proxies heretofore given with respect to such shares. The Board of Directors recommends a vote "FOR" each of the Proposals.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2011 Annual Meeting to be Held on July 14, 2011.

The proxy materials for the Communication Intelligence Corporation 2011 Annual Meeting of Stockholders are available at www.proxyvote.com. To view the proxy materials, please have your proxy card in hand when you access the website and follow the instructions to access the proxy materials.

Continued and to be signed on reverse side